UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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W.P. Stewart & Co. Growth Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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W.P. STEWART & CO. GROWTH FUND, INC.
527 Madison Avenue
New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) will be held at 527 Madison Avenue, New York, New York 10022 on Tuesday, June 6, 2006 at 12:00 noon, local (New York City) time (the “Meeting”). The Meeting is being held for the following purposes:

1.	To elect four new members and reelect one current member to the Fund’s Board of Directors to hold office until their successors are duly elected and qualified (the “Proposal”); and

2.	To transact such other business, if any, as may properly come before the meeting.

     The Board of Directors recommends that you vote FOR the Proposal.

     As permitted by the Fund’s By-Laws, the Board of Directors, by a resolution passed March 9, 2006, has set the number of directors to serve on the Fund’s Board at eight.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of the Fund at the close of business on March 28, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, but the vote required to approve the Proposal is not obtained, the persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By Order of the Board of Directors,

/s/ Michael W. Stamm

Name:	Michael W. Stamm
Title:	Secretary

New York, New York
April 18, 2006

This page intentionally left blank.

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY
SHARES YOU OWNED ON THE RECORD DATE.

IF YOU CANNOT ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE (OR TAKE ADVANTAGE OF ONE OF THE AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES). NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

PLEASE HELP AVOID THE EXPENSE OF A FOLLOW UP MAILING BY VOTING TODAY!

W.P. STEWART & CO. GROWTH FUND, INC.
527 Madison Avenue
New York, New York 10022

PROXY STATEMENT
Special Meeting of Shareholders
June 6, 2006 at 12:00 noon

GENERAL

     This Proxy Statement is being furnished to shareholders of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board,” the directors on which are referred to as the “Directors”) is soliciting proxies from the shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund to be held at the Fund’s offices located at 527 Madison Avenue, New York, New York 10022, on Tuesday, June 6, 2006, at 12:00 noon, local (New York City) time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”) for the following purposes:

  To elect four new members and reelect one current member to the Fund’s Board of Directors to hold office until their successors are duly elected and qualified (the “Proposal”); and

  To transact such other business, if any, as may properly come before the Meeting.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN THE CARD IN THE RETURN ENVELOPE PROVIDED (OR TAKE ADVANTAGE OF ONE OF THE AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES).

     This Proxy Statement, the Notice of Meeting, and the proxy card are first being mailed to shareholders on or about April 18, 2006, or as soon as practicable thereafter, on behalf of the Board to solicit proxy voting on the Proposal to be considered at the Meeting. The Board has fixed the close of business on March 28, 2006 as the record date (the “Record Date”) for determining the number of shares outstanding and the shareholders entitled to be present and vote at the Meeting.

     A copy of the Fund’s most recent Annual Report to Shareholders and the most recent semi-annual report (if any) succeeding the Annual Report may be obtained from the Fund, free of charge, by calling 1-888-695-4092 or writing the Fund, at the address shown above.

PROPOSAL:
ELECTION OF DIRECTORS OF THE FUND

     At the Meeting, shareholders will be asked to consider the election of five nominees to serve as Directors until their successors are duly elected and qualified. There are currently four vacancies on the Board and the term of office for a current Director, Susan G. Leber, will expire at the Meeting.1 Five candidates have thus been nominated for election at the Meeting. For the election of Directors at the Meeting, the Board has approved the nomination of the following individuals: Craig M. Ferguson, William J. Genco, Ms. Leber, Rocco Macri and Margaret T. Monaco. Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. Of the five nominees for Director, only Ms. Leber and Mr. Macri would each be deemed an “interested person” of the Fund (as defined in the 1940 Act (as defined below), an “Interested Person”). Each of the nominees has consented to be nominated and to serve if elected.

     The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Meeting for the election of the nominees named above. The nominees are to be elected to hold office until their successors are duly elected and qualified, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each Director will hold office for an indeterminate period. In the unanticipated event that any nominee for Director becomes unavailable for election before the Meeting, the appointed proxies will vote their proxy in favor of the remaining nominees and, in addition, in favor of such substitute nominee (if any) as the Board may recommend.

     The Board considers possible candidates to fill vacancies on the Board recommended to it by the Nominating Committee of the Board, which also reviews the qualifications of candidates recommended by shareholders and others. Each of Mr. Ferguson, Mr. Genco and Ms. Monaco was recommended to the Nominating Committee by Independent Directors (as defined below) and Ms. Leber and Mr. Macri were recommended to the Nominating Committee by management. The Board recommends the slate of Director candidates to be proposed for election by shareholders. Shareholders wishing to recommend any candidate for Director should submit in writing biographical information, including a description of the candidate’s business experience and other information relevant to the candidate’s qualifications to serve as a Director. Submissions should be mailed to the Chairman of the Nominating Committee at the address for the Fund given at the beginning of this Proxy Statement.

Information Concerning Nominees and Directors

     The following table sets forth certain information concerning each of the nominees for Director and the current Directors. Each individual’s age is in parentheses after his or her name. W.P. Stewart & Co., Inc., the Fund’s investment adviser, is referred to herein as the “Adviser.”

[table shown on following page]

1	Ms. Leber was appointed, on March 9, 2006, by the Board of Directors to fill the vacancy on the Board created by the retirement therefrom of John C. Russell. Pursuant to the By-Laws of the Fund, Ms. Leber’s term of office as a Director appointed by the Board to fill a vacancy will expire at the Meeting.

Non-Interested Nominees and Directors

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Directorships Held**

Norman H. Brown	Director	Director since	Senior Managing Director of	1	Macquarie
Jr. (59)		February 2003	Brock Capital Group LLC		Infrastructure
			(advisory and investment firm)		Company
since December 2003;
Managing Director/ Senior
Advisor of Credit Suisse First
Boston from 2000 to 2002
(financial services company)

Craig M. Ferguson	N/A	N/A	Retired since 1998; Founded	1	None
(68) (Nominee)			Craig M. Ferguson & Co. Inc.
(insurance brokerage firm)
in 1970

William J. Genco	N/A	N/A	President of WJP Associates,	1	None
(58) (Nominee)			LLC (financial consultants)
since April 2004; Chairman of
Research Recommendation
Committee of Merrill Lynch &
Co., Inc. (investment bank)
from July 2002 to April 2004;
Managing Director of Securities
Research Division of Merrill
Lynch & Co., Inc. from 1979 to
July 2002

Margaret T. Monaco	N/A	N/A	Principal of Probus Advisors	1	Barnes & Noble,
(58) (Nominee)			(financial and management		Inc.; Stage
			consultants) since October		Stores, Inc.
2003; Chief Operating Officer
of Merrill Lynch & Co., Inc. —
Ventures LLC / Kecalp Inc.
(private equity employee
investment funds) from April
1998 to October 2003

Joseph Santarella	Director	Director since	Retired since 1999; Managing	1	None
(67)		July 2003	Director and Chief Fiduciary
Officer of Chase Manhattan
Private Bank, N.A. from 1996
to March 1999

William F. Waters	Director	Director since	Director of 30 offshore funds	1	Hansberger
(74)		July 2003	advised by Permal Asset		Global Investors
			Management since 1996;		International
			Managing Director of		Value Fund,
			Haussman Holdings (an		Emerging
			offshore mutual fund) from		Markets Fund,
			January 1998 to August 2005;		Growth Fund and
			Director of 18 offshore funds		Core Fund
advised by MFS Investment
Management from April 1996
to December 2002

*	Unless otherwise noted, the current address of all of the nominees and Directors is c/o W.P. Stewart & Co. Growth Fund, Inc., 527 Madison Avenue, New York, NY 10022.
**	This column includes only directorships of companies required to register or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Interested Nominees and Directors

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Directorships Held**

Susan G. Leber	Director,	Director since	Chief Financial Officer of	1	None
(39)*** (Director	Treasurer and	March 2006;	W.P. Stewart & Co., Ltd., the
and Nominee)	Principal	Treasurer since	Adviser’s parent, since March
Trinity Hall	Financial	June 1999;	2006; Deputy Managing
43 Cedar Avenue	Officer	Principal	Director — Chief Financial
Hamilton HM12		Financial	Officer of the Adviser’s parent
Bermuda		Officer since	from May 2005 to March
		January 2002	2006; Deputy Managing
Director — Financial
Operations of the Adviser’s
parent from March 2003 to
May 2005; Director of
Financial Operations of the
Adviser’s parent from
December 2001 to March
2003; Deputy Finance
Director of the Adviser’s
parent from 1999 to December
2001; Ms. Leber also serves
as a Director of W.P. Stewart
Investment Partnership, L.P.
since December 2003

Rocco Macri	N/A	N/A	Chief Operating Officer of	1	None
(46)*** (Nominee)			W.P. Stewart & Co., Ltd., the
Trinity Hall			Adviser’s parent, since March
43 Cedar Avenue			2006; Managing Director —
Hamilton HM12			Chief Operating Officer of the
Bermuda			Adviser’s parent from May
2005 to March 2006; Deputy
Managing Director — Chief
Financial Officer of the
Adviser’s parent from
September 2001 to May 2005;
Finance Director of the
Adviser’s parent from March
1999 to September 2001;
various officerships and
directorships with other
affiliates of the Adviser
since 1999

*	Unless otherwise noted, the current address of all of the nominees and Directors is c/o W.P. Stewart & Co. Growth Fund, Inc., 527 Madison Avenue, New York, NY 10022.
**	This column includes only directorships of companies required to register or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
***	“Interested Person” of the Fund by reason of affiliation with the Adviser or Adviser’s parent company.

     The following table sets forth ranges of beneficial ownership of the Fund by the nominees for Director and current Directors as of December 31, 2005.

Name of Nominee/Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee in Fund Complex

Non-Interested
Norman H. Brown, Jr.	$10,001–$50,000	$10,001–$50,000
Craig M. Ferguson	None	None
William J. Genco	None	None
Margaret T. Monaco	None	None
Joseph Santarella	$10,001–$50,000	$10,001–$50,000
William F. Waters	$10,001–$50,000	$10,001–$50,000

Interested
Susan G. Leber	None	None
Rocco Macri	None	None

     The Board of Directors is responsible for the business and affairs of the Fund. The Board of Directors oversees the officers of the Fund and the Adviser (with respect to their activities relating to the Fund) and decides upon general policy matters. The Board is currently composed of three Directors who are not Interested Persons (“Independent Directors”) and one Director who is considered an Interested Person because of her affiliation with the Adviser or the Adviser’s parent company. The slate of nominees proposed for election as Directors of the Fund at the Meeting is composed of five individuals, three of whom are not Interested Persons and will be considered Independent Directors, if elected. Should the shareholders vote in favor of each nominee, the Board would consist of eight Directors, six of whom would be considered Independent Directors. The Securities and Exchange Commission (“SEC”) has adopted rules that will require (if they become effective) that at least 75% of the board members of a registered investment company be “independent” for the company to take advantage of certain exemptive rules under the Investment Company Act of 1940, as amended (the “1940 Act”). If the nominees proposed for election as Directors of the Fund are elected, 75% of the Board of Directors will be composed of Independent Directors. As required by the SEC’s rules, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated by the current Independent Directors of the Fund.

Board and Committee Meetings

     The Board of Directors has established a Nominating Committee, a Valuation Committee, and an Audit Committee. During the fiscal year ended December 31, 2005, the Directors conducted 12 meetings to deal with Fund issues (including regular and special board and committee meetings). These meetings consisted of 4 regular Board meetings, 3 special Board meetings, 4 Audit Committee meetings and 1 Nominating Committee meeting. (The Valuation Committee did not meet.) The Fund did not hold an annual meeting in the fiscal year ended December 31, 2005.

     Nominating Committee

     The Nominating Committee is composed of Independent Directors. Currently, Mr. Brown, Mr. Santarella and Mr. Waters are members of the Nominating Committee. The Board may name additional Independent Directors in the future. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund’s shareholders and selects and proposes nominees for election as Directors by the Board between annual meetings. Committee members evaluate potential nominees based on (i) ability to contribute to the Board, (ii) personal character, (iii) independence in relation to the Board, (iv) relationships that might impair independence, (v) financial literacy, (vi) affiliations with financial service organizations and (vii) willingness to serve. The Nominating Committee will consider Director candidates recommended by shareholders of the Fund. The Nominating Committee also may make recommendations to the Board regarding the size of the Board or any of its Committees. The Charter that governs the Nominating Committee is attached to this Proxy Statement as Appendix A. The Fund does not have a website.

     Valuation Committee

     The Valuation Committee oversees Fund valuation matters, such as valuation methodologies. The Valuation Committee also establishes “fair valuation” procedures to determine fair market value of securities held by the Fund when actual market values are unavailable. This Committee is composed of any two Directors.

     Audit Committee

     The Audit Committee recommends the selection of the Fund’s independent auditor to the Board, reviews the independence of such firm, reviews the scope of audit and internal controls, and considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices. The Audit Committee is composed of Independent Directors. Currently Mr. Brown, Mr. Santarella and Mr. Waters serve on the Audit Committee.

Independent Registered Public Accounting Firm

     On August 16, 2005, Weiser LLP notified the Fund that it was resigning as the Fund’s independent public accounting firm for the Fund’s fiscal year ended December 31, 2005. Weiser LLP had decided to accept an engagement from W.P. Stewart & Co., Ltd., the parent company of the Adviser, and had determined that such engagement might have given rise to a conflict with respect to its continuation as auditors of the Fund. Notice of the resignation of Weiser LLP was given to the Fund’s Audit Committee and Board of Directors on August 16, 2005, each of which accepted the resignation of Weiser LLP and each of which (including a majority of the Independent Directors) selected Anchin, Block & Anchin LLP (“Anchin”) as the Fund’s independent public accounting firm for the Fund’s fiscal year ended December 31, 2005.

     The reports on the financial statements audited by Weiser LLP for the Fund for each of the years in the two-year period ended December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the two-years ended December 31, 2004 and for the period January 1, 2005 through August 16, 2005, there were no disagreements between the Fund and Weiser LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weiser LLP, would have caused Weiser LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements. In addition, there were no reportable events as defined in Item 304 of Regulation S-K, 17 C.F.R. § 229.304.

     Representatives of Anchin will be available for questions by phone during the Meeting.

     Anchin is a firm of independent public accountants and has advised the Fund that it has no direct financial interest or material indirect financial interest in the Fund.

     The following table sets forth the fees billed for each of the last two fiscal years for professional services and it is with respect to Weiser LLP for the periods from January 1, 2004 through December 31, 2004 and January 1, 2005 to August 16, 2005 and it is with respect to Anchin for the period from August 16, 2005 through December 31, 2005:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees[1]	All Other Fees

2004	$35,061	$0	$866	$0
2005	$40,649	$0	$1,612	$0

     In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, 17 C.F.R. § 210.2 -01, before the accountant is engaged by the Fund to render audit or non-audit services, the engagement is approved by the Fund’s Audit Committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Fund’s Audit Committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the Adviser, its parent company, and any entity controlled by, or under common control with, the Adviser that provides ongoing services to the Fund, if the engagement relates to the operations and financial reporting of the Fund. All of the non-audit

[1]	Tax Fees were billed for tax-related services relating to compliance, tax advice, and tax planning, including review of federal and state income tax forms and federal excise tax forms.

services of the types described in this paragraph were pre-approved before the engagement by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services was required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of such Rule.

     The aggregate non-audit fees billed for services rendered to the Fund, the Adviser, its parent company, and any entity controlled by, or under common control with, the Adviser that provides ongoing services to the Fund were $141,903 and $0 by Weiser LLP and Anchin respectively for the fiscal year ended December 31, 2004 and $75,042 and $0 by Weiser LLP and Anchin respectively for the fiscal year ended December 31, 2005.

     The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by accountant Weiser LLP for the periods from January 1, 2004 – December 31, 2004 and January 1, 2005 – August 16, 2005 and Anchin for the period from August 16, 2005 – December 31, 2005, as applicable, to the Adviser and the Adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the SEC, regarding its independence from the Fund, the Adviser and the Adviser’s affiliates.

Officers of the Fund

     The following table sets forth certain information about the officers of the Fund. The age of each officer is set forth in parentheses following his or her name in the table set forth below. The term of office of each officer is until his or her successor is duly chosen and qualified, subject to the provision for removal in the Fund’s governing documents. Any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board.

[table shown on following page]

Name, Address* and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen within the Fund Complex

Susan G. Leber	Director,	Director since	Chief Financial Officer of W.P. Stewart &	1
(39)	Treasurer and	March 2006;	Co., Ltd., the Adviser’s parent, since
Trinity Hall	Principal	Treasurer since	March 2006; Deputy Managing Director
43 Cedar Avenue	Financial	June 1999;	— Chief Financial Officer of the
Hamilton HM12	Officer	Principal	Adviser’s parent from May 2005 to
Bermuda		Financial	March 2006; Deputy Managing Director
		Officer since	— Financial Operations of the Adviser’s
		January 2002	parent from March 2003 to May 2005;
Director of Financial Operations of the
Adviser’s parent from December 2001 to
March 2003; Deputy Finance Director of
the Adviser’s parent from 1999 to
December 2001; Ms. Leber also serves as
a Director of W.P. Stewart Investment
Partnership, L.P. since December 2003

John C. Mahler, Jr.	President	President since	President and Portfolio Manager of the	1
(48)		January 2006	Fund since January 2006, Portfolio
Manager of the Adviser since December
2005; Head of Equities from January 2004
to November 2005 and Director
of Research from October 2001 to
December 2003 at Brown Brothers
Harriman & Company (financial services
firm); Co-director of Research from
January 2000 to September 2001
and Senior Analyst/Portfolio Manager
from March 1997 to December 1999
at Manning and Napier Advisors, Inc.
(investment advisory firm)

Alison A. Proshan	Assistant	Assistant	Associate General Counsel and Assistant	1
(37)	Secretary	Secretary since	Secretary of W.P. Stewart & Co., Ltd., the
		June 1999	Adviser’s parent, and Associate General
Counsel and Assistant Secretary of the
Adviser since January 1999; various
officerships with other affiliates of the
Adviser since 1999

Michael W. Stamm	Secretary and	Secretary since	General Counsel and Assistant Secretary	1
(58)	Chief	October 2002;	of W.P. Stewart & Co., Ltd., the Adviser’s
	Compliance	Chief	parent, and General Counsel and
	Officer	Compliance	Secretary of the Adviser since August
		Officer since	2002. From 2000 to July 2002,
		February 2004	Mr. Stamm was Executive Vice President
and General Counsel of HealthMarket
Inc., a health care company. Prior to
joining HealthMarket, he had been a
partner at the New York-based law firms
Kelley Drye & Warren LLP and
Anderson Kill & Olick, where he was
Chairman of the corporate practice group.

*	Unless otherwise noted, the address of each officer is c/o W.P. Stewart & Co. Growth Fund, Inc., 527 Madison Avenue, New York, NY 10022.

Remuneration of Directors and Officers

     The Fund makes no payments to any of its officers or Interested Directors for services and the Fund does not pay any retirement benefits. However, each of the Fund’s Independent Directors is paid by the Fund a fee of $1875 for each meeting of the Fund’s Board of Directors and for each meeting of any committee of the Board of Directors that he or she attends. The chairman of the Audit Committee receives an additional $1875 per annum. Each Independent Director is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. The Compensation Table set forth below provides certain information regarding the compensation paid, during the fiscal year ended December 31, 2005, to Directors.

     Compensation Table
for the Fiscal Year Ended December 31, 2005

(1)	(2)	(3)	(4)	(5)

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Director or Officer

Norman H. Brown, Jr.	$18,750	$0	$0	$18,750
Director

Susan G. Leber*	$0	$0	$0	$0
Director

Thomas R. LeViness**	$0	$0	$0	$0
Director

John C. Russell***	$0	$0	$0	$0
Director

Joseph Santarella	$13,125	$0	$0	$13,125
Director

William F. Waters	$13,125	$0	$0	$13,125
Director

     No member of the Board serves as a director or trustee for any other registered investment company in the Fund Complex (as that term is defined in Item 22(a)(1)(vi) of Schedule 14A, 17 C.F.R. § 240.14a -101).

     For the fiscal year ended December 31, 2005, total compensation plus reimbursement of expenses for all Directors paid by the Fund was $45,000.

*	Ms. Leber was appointed to the Board on March 9, 2006.

**	During the last quarter of 2004, the Board of Directors determined to treat Mr. LeViness as an “interested person” of the Fund. Thereafter, the Adviser voluntarily agreed to pay director fees to this Director. The Adviser paid Mr. LeViness $1875 in 2005. Mr. LeViness resigned from the Board on April 13, 2005.

***	Mr. Russell resigned from the Board as of March 2, 2006. Prior to his resignation, Mr. Russell was treated as an “interested person” of the Fund.

Shareholder Vote Required to Elect Directors

     Election of the nominees for Director requires the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. Proxies that reflect abstentions or broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will be counted as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have the same effect as votes against the election of the nominees for Director, although they will count toward the presence of a quorum.

Board Recommendation

     The Board unanimously recommends that Shareholders of the Fund vote FOR the election of each of the nominees for Director.

ADDITIONAL INFORMATION

Quorum and Voting

     The Fund was incorporated in Maryland on September 23, 1993 and is a non-diversified, open-end management investment company registered under the 1940 Act. Pursuant to the Fund’s Articles of Incorporation, the holders of one-third of the Fund’s issued and outstanding shares shall constitute a quorum.

     Each shareholder of the Fund is entitled to one vote for each share he or she holds and to a fraction of a vote equal to any fractional share which he or she holds, on each matter submitted to a vote at the Meeting. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, his or her vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately, or any person voting the stock (or any beneficiary) may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the stock and the stock shall then be voted as determined by a majority of those persons and the person appointed by the court.

     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, but the vote required to approve the Proposal is not obtained, the persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy by the shareholder. Executed proxies that are unmarked will be voted “FOR” the Proposal. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Fund, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     In addition to voting by giving a proxy either by mail or at the Meeting, any shareholder may attend the Meeting and vote in person. Any shareholder who attends the Meeting and wishes to vote in person will be given a ballot prior to the vote. If the shares of a shareholder wishing to vote in person are held in the name of a broker, bank, or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

Solicitation of Proxies

     The entire cost of this solicitation, including the cost of the Meeting and the cost of printing, assembling and mailing proxy materials will be borne by the Fund. Solicitation may be made by mail, telephone, telegram or in person. Management also may request broker-dealer firms, as well as banks, custodians, nominees and fiduciaries to obtain authorization for the execution of proxies, and the Fund may reimburse them for expenses incurred by them in connection therewith. The Fund has retained a proxy solicitation firm, Computershare Fund Services (“CFS”), to assist in the solicitation of proxies. The anticipated cost of such firm is approximately $5000.

     As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Authorization to permit CFS to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and complete address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact CFS toll-free at 1-877-678-0970. Any proxy given by a shareholder is revocable until voted at the Meeting.

Voting Securities and Principal Holders Thereof

     The only voting securities of the Fund are its common stock, par value $0.001 per share. As of the Record Date, there were 524,580.284 shares outstanding of the Fund. As of the same date, the Directors and officers of the Fund, both individually and as a group, owned beneficially in the aggregate less than 1% of the Fund’s outstanding shares and no person or “group” (as such term is defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder) was known to the Fund to own more than 5% of the shares outstanding.

Shareholder Proposals for Subsequent Meetings

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund’s Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement for any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Any such proposal submitted outside of the processes set forth in Rule 14a-8 under the Exchange Act is considered untimely if it has not been received a reasonable time prior to the mailing of the Fund’s proxy materials for such meeting. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with the applicable federal and state laws.

Other Matters to Come Before the Meeting

     The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with his, her or their best judgment in the interest of the Fund.

Shareholder Communications with Directors

     Shareholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the address for the Fund set forth at the beginning of this Proxy Statement. All communications will be forwarded directly to the Board of Directors or the individual Director.

     Shareholders also have an opportunity to communicate with the Board of Directors at shareholder meetings when Directors attend those meetings.

Delivery of Documents to Shareholders Sharing an Address

     Only one copy of this Proxy Statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders. Any shareholder at a shared address to which a single copy of this Proxy Statement was delivered can request a separate copy of the Proxy Statement by contacting CFS toll-free at 1-877-678-0970. Shareholders who wish to receive separate proxy statements in the future, as well as shareholders sharing an address who wish only to receive a single copy of proxy statements, may notify the Fund of their preferences by calling 1-888-695-4092 or writing the Fund, attention: Secretary.

Information About Service Providers

     Adviser. The Fund’s investments are managed by W.P. Stewart & Co., Inc., located at 527 Madison Avenue, 20th Floor, New York, New York 10022-4212.

     Distributor and Underwriter. The Fund’s shares are promoted and distributed by ALPS Distributors, Inc. (the “Distributor”), located at 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares.

     Custodian, Administrator and Shareholder Servicing Agent. The Fund’s securities and other assets will normally be held in the custody of State Street Bank and Trust Company (“State Street”), which has its principal place of business at 225 Franklin Street, Boston, MA 02110. State Street also provides certain administrative services to the Fund as well as certain shareholder services.

     Legal Counsel. The Fund employs Davis Polk & Wardwell, 450 Lexington Ave., New York, New York 10017, as legal counsel.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Michael W. Stamm

Name:	Michael W. Stamm
Title:	Secretary

APPENDIX A

W.P. STEWART & CO. GROWTH FUND, INC.

Nominating Committee
of the
Board of Directors

CHARTER

Purpose

     The purposes of the Nominating Committee (the “Committee”) is to identify and recommend individuals qualified to become members of the Board of Directors (the “Board”).

Composition

     The Committee will consist of three or more members of the Board appointed from time to time by the Board of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”). Members of the Committee shall be appointed by the Board and are subject to removal at any time by a majority of the Board. Any vacancy resulting from removal or resignation may be filled only by the vote of a majority of the Board. Any member of the Committee who ceases to be a member of the Board shall also cease to be a member of the Committee.

     No member of the Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor shall any member receive any compensation from the Fund except for compensation for service as a member of the Board. Directors meeting these requirements are referred to as “Independent Directors”.

Duties and Responsibilities

     The Committee will:

1.	make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

2.	review and respond to director nominations or recommendations submitted in writing by the Fund’s shareholders;

3.	identify and recommend to the Board one or more nominees for each vacancy on the Board;

4.	recommend to the Board qualified members of the Board for membership in the Committee and recommend to the Board any member of the Committee that should be removed from the Committee;

5.	review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

6.	perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Identification and Evaluation of Potential Nominees

     In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee shall consider among other factors it may deem relevant:

1.	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

2.	the character and integrity of the person;

3.	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Director of the Fund;

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4.	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

5.	whether or not the person is financially literate and/or is a “financial expert” as defined in Item 3 of Form N-CSR;

6.	whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations or their related investment company complexes; and

7.	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund.

     While the Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund shareholders who have sent nominations which include the biographical information and the qualifications of the proposed nominee to Chairman of the Committee for review and distribution to the Committee, as the Directors deem appropriate.

Meetings and Reporting

     The Committee shall meet in person or telephonically as frequently as circumstances dictate. The proceedings of all Committee meetings shall be reflected in written minutes, which shall be maintained with the records of proceedings of the Board. The Committee shall report to the Board at appropriate intervals on the activities of the Committee and its findings.

     The Committee is governed by the same rules regarding meetings (including meetings by teleconference or similar equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may select one of its members to be the chair and may select a vice chair. The Committee may invite such members of management to its meetings as it deems appropriate.

     The Committee shall prepare and retain minutes of its meetings.

Resources and Authority

     The Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to use employees of the Fund’s adviser and the sole authority to (i) retain and terminate external search firms to identify director candidates to the extent it deems necessary or advisable in discharging such responsibilities, and (ii) approve the fees and other retention terms related to the appointment of such search firms.

     The Committee may delegate its authority in accordance with the laws of Maryland and to subcommittees established by the Committee from time to time, which subcommittees will consist of one or more members of the Committee and will report to the Committee.

Amendment and Repeal of Charter.

     This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board, including a majority of the Independent Directors.

Adopted: February 24, 2004.

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VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS.

Your Proxy Vote is important!

And now you can Vote your Proxy on the
PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to Internet site: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	W.P. STEWART & CO. GROWTH FUND, INC.	PROXY CARD
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE MEETING OF SHAREHOLDERS, JUNE 6, 2006

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Susan G. Leber and Michael W. Stamm, each with full power of substitution, as my proxies to vote all shares (the “Shares”) of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) that I am entitled to vote at the Meeting of Shareholders of the Fund to be held at 527 Madison Avenue, New York, NY 10022 on Tuesday, June 6, 2006, at 12:00 noon local (New York City) time, and any adjournments or postponements thereof (the “Meeting”), on the matters set forth in the Notice of Meeting and on this Proxy Card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is properly given when the duly executed Proxy is returned, this Proxy will be voted FOR the Proposal shown on the reverse side of this Proxy Card. The appointed proxies will also vote upon all matters incident to the conduct of the Meeting and upon such other matters as may properly be brought before the Meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Meeting of Shareholders and the Proxy Statement of the Board of Directors.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999	1234 5678

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Signature

Signature of joint owner, if any

Date
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VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS.

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

1.	The election of each of the following nominees to the Board of Directors of the Fund.						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Nominees:

	01.	Craig M. Ferguson	02.	William J. Genco	03.	Susan G. Leber	☐	☐	☐

	04.	Rocco Macri	05.	Margaret T. Monaco

	INSTRUCTION: To withhold authority to vote for certain individual nominees but not all nominees, mark the box on the right and write the name(s) of such nominee(s) on the space below:

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID
ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU
MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

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